SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          ----------------------

                                 FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                            ENDO NETWORKS, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         Nevada                                        75-2882833
----------------------------                       ------------------------
(State of incorporation or                          (I.R.S. Employer
 organization)                                       Identification Number)

2425 Dunwin Drive, Unit #3, Mississauga, Ontario, Canada        L5L 3T5
--------------------------------------------------------      ----------
  (Address of principal executive offices)                    (Zip Code)
    executive offices)

                  SECURITIES TO BE REGISTERED PURSUANT TO
                         SECTION 12(b) OF THE ACT:

Title of each class                        Name of each exchange on which
to be registered                           each class is to be registered
-------------------                        ------------------------------
      None                                             N/A


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

                  SEC Registration File No. 333-42640
----------------------------------------------------------------------------
Securities Act registration statement file number to which this form relates


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                 Common Stock, par value $.001 per share
                 ---------------------------------------
                             Title of Class



Item 1.  Description of Registrant's Securities to be Registered.

      The description of the Registrant's Common Stock of the Registrant included under the caption "Securities Being Offered" and in the Exhibit "Specimen Stock Certificate", and the Articles of Incorporation and By-laws, set forth in the Prospectus contained in the Registration Statement on Form SB-1 of the Registrant (Registration No. 333-42640, filed with the Securities and Exchange Commission on July 31, 2000 (the "Original Filing"), as further amended from time to time (collectively, the "Registration Statement"), are incorporated herein by reference.

Item 2.  Exhibits.

     3.1 Articles of incorporation of registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-1, Registration No. 333-42640)

     3.2 By-laws of registrant  (incorporated  by reference  herein from Exhibit
3.2 to Form SB-1, Registration No. 333-42640)

     4.0 Specimen stock certificate (incorporated by reference herein from Exhibit 4.2 to Form SB-1, Registration No. 333-42640)



                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              Endo Networks, Inc., Registrant


January 18, 2006              By: /s/ Peter B. Day
                              -----------------------------------------
                              Peter B. Day, President, Secretary, CEO and
                              Chairman of the Board of Directors

January 18, 2006              By: /s/ Peter B. Day
                              -----------------------------------------
                              Peter B. Day, Treasurer, Chief Financial
                              Officer, Principal Accounting Officer